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                                                                    EXHIBIT 99.1

                                                            NEWS RELEASE

FOR IMMEDIATE RELEASE

          NCO GROUP TO REPORT FOURTH QUARTER RESULTS ON MARCH 15, 2005, AND ANNOUNCES THAT IT IS NOT RESTATING ITS FINANCIAL STATEMENTS

HORSHAM, PA, MARCH 10, 2005 - NCO GROUP, INC. ("NCO" OR THE "COMPANY") (NASDAQ:
NCOG), a leading provider of business process outsourcing services, announced today that it will report fourth quarter earnings before the market opens on Tuesday, March 15, 2005.

The Company also announced that it is not restating its financial statements for the previously announced change in the timing of revenue recognition on certain cash receipts for contingency revenues. The Company will record the change as a cumulative adjustment in the fourth quarter of 2004.

Before this change, the results for the fourth quarter and year ended December 31, 2004 would have been at the lower end of the previously announced range of $0.38 to $0.42 per diluted share and $1.62 to $1.67 per diluted share, respectively. The change is expected to result in a reduction of diluted earnings per share of approximately $0.02 to $0.04 for the fourth quarter and year ended December 31, 2004.

The Company will host an investor conference call on Tuesday, March 15, 2005, at 2:00 p.m., ET, to address the items discussed in the press release for the fourth quarter earnings in more detail and to allow the investment community an opportunity to ask questions. Interested parties can access the conference call by dialing (888) 209-7450 (domestic callers) or (706) 643-7734 (international callers) and providing the pass code 4697390. A taped replay of the conference call will be made available for seven days and can be accessed by interested parties by dialing (800) 642-1687 (domestic callers) or (706) 645-9291 (international callers) and providing the pass code 4697390.

For further information:

AT NCO GROUP, INC.
Michael J. Barrist,
Chairman and CEO
Steven L. Winokur,
EVP, Finance and CFO
(215) 441-3000
www.ncogroup.com

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Certain statements in this press release, including, without limitation, statements as to the impact of the change in the revenue recognition policy, statements concerning projections, statements as to NCO's or management's beliefs, expectations or opinions, and all other statements in this press release, other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward-looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, the risk that NCO will not be able to implement its business strategy as and when planned, risks related to the ERP implementation, risks related to the final outcome of the environmental liability, risks related to past and possible future terrorists attacks, risks related to the economy, the risk that NCO will not be able to improve margins, risks relating to growth and future acquisitions, risks related to the integration of the acquisitions of RMH Teleservices, Inc. and the minority interest of NCO Portfolio Management, Inc., risks related to fluctuations in quarterly operating results, risks related to the timing of contracts, risks related to international operations, risks relating to any adverse impact of restating the Company's historical financial statements and other risks detailed from time to time in NCO's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2003, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

                 ______________________________________________